UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2015

A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Road Fairlawn, Ohio	44333
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Historically, A. Schulman, Inc. (the “Company”) disclosed the following three reportable segments: Europe, Middle East and Africa; the Americas; and Asia Pacific. Beginning with the second quarter of fiscal 2015, the Company now discloses the following four reportable segments: Europe, Middle East and Africa; United States and Canada; Latin America; and Asia Pacific. This change corresponds with the January 1, 2015 appointment of the Company’s new President and CEO who assumed the role of Chief Operating Decision Maker (“CODM”) at that time, and how the new CODM makes decisions, assesses performance and allocates resources. There has been no change in the Company’s total consolidated financial condition or results of operations previously reported as a result of the change in segment structure.

As a result of this change, the Company has revised certain portions of its Annual Report on Form 10-K for the fiscal year ended August 31, 2014 (the “Form 10-K”) and certain portions of its Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2014 (the “Form 10-Q”). Exhibit 99.1 of this Current Report on Form 8-K updates the information contained in Part I, Item 1, “Business,” Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in Part II, Item 8, “Financial Statements and Supplementary Data” of the Form 10-K to reflect the business segment realignments. In addition, Exhibit 99.2 of this Current Report on Form 8-K updates the information contained in Part I, Item 1, “Financial Statements” and Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Form 10-Q to reflect the business segment realignments.

Except as noted above, no attempt has been made in this Current Report on Form 8-K to modify or update disclosures presented in the Form 10-K or Form 10-Q to reflect events or occurrences after the date of the filing of the Form 10-K or Form 10-Q, respectively. As such, this Current Report on Form 8-K should be read in conjunction with the Form 10-K, the Form 10-Q and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Form 10-K and Form 10-Q, including the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Revised Portions of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2014

99.2	Revised Portions of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2014

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

April 27, 2015	By:	/s/ David C. Minc
David C. Minc
Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Revised Portions of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2014

99.2	Revised Portions of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2014

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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